Exhibit 10.1

COMMITMENT INCREASE AND FIRST AMENDMENT AGREEMENT

This Commitment Increase and First Amendment Agreement (this “Agreement”) dated as of September 25, 2012 (the “Effective Date”) is by and among (i) Williams Partners L.P., a Delaware limited partnership (“WPZ”), Northwest Pipeline GP, a Delaware general partnership (“NWP”) and Transcontinental Gas Pipe Line Company, LLC, a Delaware limited liability company (“TGPL” and, together with WPZ and NWP, the “Borrowers”) (ii) Citibank, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) (iii) the Lenders party hereto, and (iv) the Issuing Banks.

WHEREAS, the Borrowers, the Lenders party thereto, the Issuing Banks and the Administrative Agent are parties to that certain Credit Agreement dated as of June 3, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

WHEREAS, pursuant to Section 2.01(c) of the Credit Agreement, WPZ has the option, subject to the terms and conditions thereof, to increase the Aggregate Commitments by adding one or more financial institutions as Lenders (collectively, the “New Lenders”) or by allowing one or more Lenders (collectively, the “Increasing Lenders” and, together with the New Lenders, the “Affected Lenders”) to increase their respective Commitments.

WHEREAS, WPZ has given notice to the Administrative Agent of its intention, pursuant to such Section 2.01(c) and with the agreement of each Affected Lender, to increase the Aggregate Commitments from $2,000,000,000 to $2,400,000,000.

WHEREAS, the Borrowers have requested and the Required Lenders have agreed to amend the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Increase of Commitment. Pursuant to Section 2.01(c) of the Credit Agreement, the amount of the Aggregate Commitments is hereby increased from $2,000,000,000 to $2,400,000,000 (the “Commitment Increase”). Schedule 2.01 of the Credit Agreement is hereby replaced in its entirety with the Schedule 2.01 attached hereto, which reflects each Affected Lender’s new Commitment.

Section 2. Notes. If an Increasing Lender has previously requested a Note pursuant to Section 2.10(e) of the Credit Agreement, each Borrower agrees to promptly execute and deliver to such Increasing Lender a new Note in the amount of its increased Commitment for the Borrowers set forth on Schedule 2.01 hereto (the “New Note”), and such Increasing Lender agrees to return to the Borrowers, with reasonable promptness, the Note previously delivered to such Increasing Lender by the Borrowers. If a New Lender requests a Note pursuant to Section 2.10(e) of the Credit Agreement, each Borrower agrees to promptly execute and deliver to such New Lender a Note in the amount of its Commitment for the Borrowers set forth on Section 2.01 hereto in accordance with Section 2.10(e) of the Credit Agreement.

Section 3. Consent of New Lenders. The Administrative Agent and each of the Issuing Banks hereby consent to the addition of each New Lender as a Lender under the Credit Agreement.

Section 4. Amendment to Credit Agreement. Section 2.01(c)(i)(B) of the Credit Agreement is hereby amended by replacing the number “$2,400,000,000” with the number “$2,800,000,000.”

Section 5. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

(a) Solely with respect to the Commitment Increase referred to in Section 1, the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects as written, including the materiality qualifier) on and as of the Effective Date (other than those representations and warranties that expressly relate to a specific earlier date, which shall be true and correct in all material respects as of such earlier date (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects as of such earlier date as written, including the materiality qualifier)).

(b) The signature and delivery by the Borrowers of this Agreement and any New Note and the performance of its obligations contemplated hereby are within such Borrower’s partnership or limited liability company powers, as applicable, and have been duly authorized by all necessary partnership, limited liability company and, if required, partner action, as applicable.

(c) Each of this Agreement and any New Note has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No Default or Event of Default has occurred and is continuing.

Section 6. Conditions to Effectiveness. This Agreement, and the amendment and Commitment Increase provided herein, shall become effective as of the Effective Date upon the occurrence of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or

(ii) written evidence satisfactory to the Administrative Agent (which may include fax or email pdf transmission of a signed signature page of this Agreement) that such party signed a counterpart of this Agreement.

(b) The Administrative Agent (or its counsel) shall have received an executed original Note from the Borrowers made payable to each Affected Lender (to the extent requested pursuant to Section 2) in the amount of such Affected Lender’s new Commitment, after giving effect to the Commitment Increase.

(c) The Administrative Agent (or its counsel) shall have received either (i) a counterpart of that certain letter agreement dated as of the Effective Date between Citigroup Global Markets Inc. and WPZ (the “Fee Letter”) signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or email pdf transmission of a signed signature page of the Fee Letter) that such party signed a counterpart of the Fee Letter .

(d) The Administrative Agent (or its counsel) shall have received a certificate dated as of the Effective Date, signed by a Responsible Officer of the General Partner certifying that each of the conditions to the Commitment Increase set forth in Section 2.01(c) of the Credit Agreement (without giving effect to the amendments in this Agreement) shall have occurred and been complied with and that, before and after giving effect to the Commitment Increase, (i) the representations and warranties (other than Added L/C Representations) contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date and provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof, and (ii) no Default or Event of Default exists and is continuing.

(e) (i) The Administrative Agent (or its counsel) shall have received a certificate of the Secretary or an Assistant Secretary of the General Partner certifying (a) the resolutions adopted on April 26, 2011 by the board of directors of the General Partner and delivered to the Administrative Agent on June 3, 2011 have not been amended, modified or rescinded and remain in full force and effect on the Effective Date, (b) that the certificate of formation of each of the General Partner and WPZ has not been amended since the date such certificate was previously delivered to the Administrative Agent, and each such certificate is in full force and effect on the Effective Date, (c) that attached thereto is a certificate as to the good standing and payment of franchise taxes by each of the General Partner and WPZ, dated as of a recent date, (d) that no amendments have been made to the Amended and Restated Agreement of Limited Partnership of WPZ or to the Amended and Restated Limited Liability Company Agreement of the General Partner since June 3, 2011, except for any amendments attached thereto, and that each such agreement is in full force and effect on the Effective Date, and (e) as to the incumbency and specimen signature of each officer or representative executing any Loan Document or any other document delivered in connection with the Credit Agreement on behalf of WPZ.

(ii) The Administrative Agent (or its counsel) shall have received a certificate of the Secretary or an Assistant Secretary of NWP certifying (a) the resolutions adopted on April 26, 2011 by the management committee of NWP and delivered to the Administrative Agent on June 3, 2011 have not been amended, modified or rescinded and remain in full force and effect on the Effective Date, (b) that the certificate of formation of NWP has not been amended since the date such certificate was previously delivered to the Administrative Agent, and is in full force and effect on the Effective Date, (c) that attached thereto is a certificate as to the good standing and payment of franchise taxes by NWP, dated as of a recent date, (d) that no amendments have been made to the First Amended and Restated General Partnership Agreement of NWP since the date such agreement was previously delivered to the Administrative Agent, except for any amendments attached thereto, and that such agreement is in full force and effect on the Effective Date, and (e) as to the incumbency and specimen signature of each officer or representative executing any Loan Document or any other document delivered in connection with the Credit Agreement on behalf of NWP.

(iii) The Administrative Agent (or its counsel) shall have received a certificate of the Secretary or an Assistant Secretary of TGPL certifying (a) the resolutions adopted on April 26, 2011 by the management committee of TGPL and delivered to the Administrative Agent on June 3, 2011 have not been amended, modified or rescinded and remain in full force and effect on the Effective Date, (b) that the certificate of formation of TGPL has not been amended since the date such certificate was previously delivered to the Administrative Agent, and is in full force and effect on the Effective Date, (c) that attached thereto is a certificate as to the good standing and payment of franchise taxes by TGPL, dated as of a recent date, (d) that no amendments have been made to the Amended and Restated Operating Agreement of TGPL since the date such agreement was previously delivered to the Administrative Agent, except for any amendments attached thereto, and that such agreement is in full force and effect on the Effective Date, and (e) as to the incumbency and specimen signature of each officer or representative executing any Loan Document or any other document delivered in connection with the Credit Agreement on behalf of TGPL.

(f) The Administrative Agent (or its counsel) shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Craig L. Rainey, General Counsel of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(g) The Administrative Agent shall have received (i) all fees and other amounts due and payable pursuant to the Fee Letter on or prior to the Effective Date and (ii) to the extent invoiced two Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement (or shall have received satisfactory evidence that all such fees and amounts are being paid substantially simultaneously).

Section 7. Effect of Loan Document.

(a) The Credit Agreement and the Loan Documents remain in full force and effect, as amended hereby, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, however denominated. After the Effective Date, any reference to the Credit Agreement in any Loan Document shall be a reference to the Credit Agreement, as amended by this Agreement.

(b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations and warranties under this Agreement may be a Default or Event of Default under other Loan Documents as provided therein.

Section 8. Bank Credit Decision. Each Affected Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Issuing Banks, or any other Lender and based on the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. Each Affected Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Issuing Banks, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

Section 9. Expenses. Each Borrower agrees to pay costs and expenses of the Administrative Agent in accordance with Section 9.04 of the Credit Agreement.

Section 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or electronic transmission (i.e., pdf) of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the Effective Date.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, General Partner

By:	/s/ Peter S. Burgess
Name: Peter S. Burgess
Title: Assistant Treasurer

NORTHWEST PIPELINE GP

By:	/s/ Peter S. Burgess
Name: Peter S. Burgess
Title: Assistant Treasurer

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

By:	/s/ Peter S. Burgess
Name: Peter S. Burgess
Title: Assistant Treasurer

Signature Page to Commitment Increase and First Amendment Agreement

CITIBANK, N.A., as Administrative Agent, Lender and as an Issuing Bank

By:	/s/ Lisa Hyang
Name: Lisa Hyang
Title: Vice President

Signature Page to Commitment Increase and First Amendment Agreement

BARCLAYS BANK PLC, Individually and as an Issuing Bank

By:	/s/ David Barton
Name: David Barton
Title: Director

Signature Page to Commitment Increase and First Amendment Agreement

THE BANK OF NOVA SCOTIA, Individually and as an Issuing Bank

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page to Commitment Increase and First Amendment Agreement

JPMORGAN CHASE BANK, N.A., Individually and as an Issuing Bank

By:	/s/ Robert Traband
Name: Robert Traband
Title: Managing Director

Signature Page to Commitment Increase and First Amendment Agreement

THE ROYAL BANK OF SCOTLAND PLC, Individually and as an Issuing Bank

By:	/s/ David Slye
Name: David Slye
Title: Authorised Signatory

Signature Page to Commitment Increase and First Amendment Agreement

BANK OF AMERICA, N.A.,

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Commitment Increase and First Amendment Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK., individually and as an Issuing Bank

By:	/s/ Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

Signature Page to Commitment Increase and First Amendment Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Director

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

Signature Page to Commitment Increase and First Amendment Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Philippe Sandmeier
Name: Philippe Sandmeier
Title: Managing Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Signature Page to Commitment Increase and First Amendment Agreement

DNB BANK ASA

By:	/s/ Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President Shipping, Offshore & Logistics

By:	/s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: Vice President

Signature Page to Commitment Increase and First Amendment Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Commitment Increase and First Amendment Agreement

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to Commitment Increase and First Amendment Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

Signature Page to Commitment Increase and First Amendment Agreement

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Commitment Increase and First Amendment Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

Signature Page to Commitment Increase and First Amendment Agreement

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ David Urban
Name: David Urban
Title: Associate Director

Signature Page to Commitment Increase and First Amendment Agreement

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Senior Vice President

Signature Page to Commitment Increase and First Amendment Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Signature Page to Commitment Increase and First Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John Prigge
Name: John Prigge
Title: Vice President

Signature Page to Commitment Increase and First Amendment Agreement

BOKF, N.A.

By:	/s/ Jessica Johnson
Name: Jessica Johnson
Title: Vice President

Signature Page to Commitment Increase and First Amendment Agreement

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Debbi L. Brito
Name: Debbi L. Brito
Title: Authorized Signatory

Signature Page to Commitment Increase and First Amendment Agreement

JEFFERIES GROUP, INC.

By:	/s/ John Stacconi
Name: John Stacconi
Title: Global Treasurer

Signature Page to Commitment Increase and First Amendment Agreement

SCHEDULE 2.01

Commitments/Letter of Credit Commitments

Lender	Commitment	Letter of Credit Commitment
Citibank, N.A.	$133,000,000	$200,000,000
Barclays Bank PLC	$133,000,000	$200,000,000
JPMorgan Chase Bank, N.A.	$133,000,000	$200,000,000
The Bank of Nova Scotia	$133,000,000	$200,000,000
The Royal Bank of Scotland plc	$133,000,000	$200,000,000
Bank of America, N.A.	$120,000,000	$200,000,000
Credit Agricole Corporate and Investment Bank	$120,000,000	$100,000,000
Wells Fargo Bank, N.A.	$185,000,000
Credit Suisse AG, Cayman Islands Branch	$102,500,000
Deutsche Bank AG New York Branch	$102,500,000
Goldman Sachs Bank USA	$102,500,000
Mizuho Corporate Bank, Ltd.	$102,500,000
Morgan Stanley Bank, N.A.	$102,500,000
Royal Bank of Canada	$102,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$102,500,000
UBS Loan Finance LLC	$102,500,000
DnB Bank ASA	$85,000,000
Compass Bank	$85,000,000
Sumitomo Mitsui Banking Corporation	$85,000,000
U.S. Bank National Association	$85,000,000
BOKF, N.A.	$50,000,000
Toronto Dominion (New York) LLC	$50,000,000
Jefferies Group, Inc.	$50,000,000
TOTAL	$2,400,000,000	$1,300,000,000

Schedule 2.01